Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events
Subsequent Events

11.Subsequent Events

a)	Series B Preferred Stock Dividends: On July 15, 2021, the Company paid a dividend on its series B preferred stock, amounting to $0.5546875 per share, or $1,442, to its stockholders of record as of July 14, 2021.
b)	Vessel acquisition: On July 15, 2021 the Company signed, through a separate wholly-owned subsidiary, a Memorandum of Agreement to acquire from an unaffiliated third party, a 2011 built Kamsarmax dry bulk vessel of 82,165 dwt, for a purchase price of $22,000. The Company paid an amount of $4,400, being 20% advance of the purchase price, into an escrow account. The balance of the purchase price will be paid together with bunkers and lubricants on the vessel’s delivery expected to take place by the end of February 2022.
c)	Refinancing Agreement: On July 29, 2021, the Company entered into a supplemental agreement with Nordea, pursuant to which the borrowers exercised their options to extend the loan maturity to March 2024 (Note 5) and in addition drew down, on July 30, 2021, an additional amount of $460. The balance of the loan will be repaid in 11 equal consecutive quarterly instalments of $1,861.6 and a balloon instalment of $26,522 payable on March 19, 2024.
d)	Vessel delivery: On July 30, 2021, the vessel Naias which was held for sale as of June 30, 2021 (Note 3) was delivered to its new owners.
e)	Tender Offer: On August 19, 2021, the Company purchased in a tender offer 3,333,333 shares of its outstanding common stock, at a price of $4.50 per share.
f)	Protefs: On September 23, 2021, the sentencing hearing of the Protefs case took place (Note 6). The judge formally accepted the DWM’s guilty pleas, adjudged the company guilty and imposed the agreed upon sentence of a combined fine of $2,000, a total special assessment and a four year term of probation.